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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                                [Amendment No. 1]


                Current Report Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934



         Date of report (Date of earliest event reported): June 6, 2003

                     --------------------------------------

                                MORO CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                     --------------------------------------

    Delaware                     0-28628                        51-0338736
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(State or other            (Commission Number)                (IRS Employer
jurisdiction of                                               Identification
incorporation)                                                   Number)

                             Bala Pointe, Suite 240
                           111 Presidential Boulevard
                         Bala Cynwyd, Pennsylvania 19004
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               (Address of Principal Executive Offices)(Zip Code)

                                 (610) 667-9050
              ----------------------------------------------------
              (Registrant's telephone number, including area code)








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Item 7. Exhibits

         On June 11, 2003, the Registrant filed a Form 8-K to report the resignation of Parente Randolph, LLC as its independent accountant. This form 8-K/A amends the June 11, 2003 Form 8-K to provide a copy of the letter dated June 23, 2003 from Parente Randolph, LLC to the Securities and Exchange Commission as required by Item 304(a)(3) of Regulation S-B.

         (c)   Exhibits

               16 Letter from Parente Randolph, LLC dated June 23, 2003, to the Securities and Exchange Commission.

                                    SIGNATURE

In accordance with the requirement of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                     MORO CORPORATION


                                                     By: David W. Menard
                                                         -----------------------
                                                     David W. Menard
                                                     Chief Executive Officer and
                                                     Principal Financial Officer
Date: June 25, 2003